Treasury Stock	12 Months Ended
Dec. 31, 2016
Treasury Stock [Abstract]
Treasury Stock

21.  Treasury Stock

In May 2014, the Company’s board of directors approved a new share repurchase program (“New Share Repurchases Program”), under which the Company was authorized to repurchase up to US$50.0 million worth of its outstanding ADSs for a period not to exceed twelve months.

During the years ended December 31, 2014 and 2015, the Company had repurchased 4,021,073 and 1,347,071 ADSs, respectively, from the open market for consideration of US$39.2 million (RMB241.3 million) and US$10.8 million (RMB65.9 million), respectively. As of December 31, 2015, the Company completed the New Share Repurchases Program for a total of 5,368,144 ADSs repurchased. All treasury stocks repurchased were cancelled for an aggregate consideration of US$50.3 million (RMB308.9 million) including cancellation fees of US$0.3 million (RMB1.7 million).